Exhibit 10.51

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT 2 TO COLLABORATION AGREEMENT

This Amendment 2 to Collaboration Agreement (the “Amendment 2”) is dated as of May 1, 2016 (the “Amendment Effective Date”) and amends that certain Collaboration Agreement between The University of Texas M.D. Anderson Cancer Center (“MD Anderson”) and Tokalas, Inc. (“Tokalas”) effective as of December 15, 2014 (the “Agreement”), as amended by Amendment 1 effective as of January 24, 2016 (the “Amendment 1”). Tokalas and MD Anderson are sometimes referred to collectively herein as the “Parties” or individually as a “Party.”

Background

A.    The Agreement contemplates that MD Anderson and Tokalas will collaborate on certain research and clinical trials related to Tokalas’ proprietary drug, TK-216, as set forth in Exhibit A to the Agreement; and

B.    The Parties have concluded that it is in the best interests of each of them to amend the Agreement as set forth herein;

C.    Accordingly, the Parties are entering into this Amendment to set forth their agreement on amendments to the Agreement.

1.    Exhibit B. Exhibit B to the Agreement as amended is hereby deleted and replaced with Exhibit B as attached hereto.

2.    Incorporation; Conflicts; Capitalized Terms. Exhibit B is incorporated hereby by reference. In the event of any conflict between the provisions of this Amendment 2 (including Exhibit B) and the Agreement and Amendment 1, this Amendment 2 shall prevail. Terms capitalized, but not defined, in this Amendment or an Exhibit shall have the meaning ascribed to them in the Agreement.

3.    No Other Amendment. Except as expressly set forth in this Amendment 2, and in the Amendment 1, there are no other modifications or amendments to the Agreement and the Agreement remains in full force and effect.

4.    Effective and Binding. Upon execution by the Parties, this Amendment 2 shall be effective and binding as of the Amendment Effective Date.

[Signatures on Following Page]

ACCEPTED AND AGREED TO BY:

TOKALAS, INC. By: /s/ James Breitmeyer Name: James Breitmeyer Title: President & CEO Date: 5/16/16	THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER By: /s/ Chris McKee Name: Chris McKee Title: VP, Business Operations Date: 5/16/16

Reviewed and Approved by UTMDACC Legal Services for UTMDACC Signature 16 May 2016 /s/

[Signature Page to Amendment 2 to Collaboration Agreement]

Exhibit B

Funding

Program Payments

Stage 1	[***]*

*If fifteen (15) viable PDXs are not created in a reasonable amount of time, the [***] will be prorated for the appropriate level of PDXs delivered.

Stage 2-3

Ewing’s Sarcoma	[***] upfront (prior to initiation of Phase 1A)**

[***] after enrollment of three (3) Phase 1A subjects

[***] upon initiation of Phase 1B

[***] upon completion of Phase 1B

**Program Payments budgeted for Ewing’s Sarcoma for five (5) Phase 1A subjects and ten (10) Phase 1B subjects (total = fifteen (15) Ewing’s Sarcoma subjects). Costs for subjects enrolled beyond first fifteen (15) subjects will be paid by Tokalas in the amount of [***] per subject. If MD Anderson enrolls fewer than 15 Ewing sarcoma subjects, then the [***] payment will be reduced on a pro rata basis.

MD Anderson acknowledges that Slifka Foundation may require MD Anderson to submit progress reports in conjunction with Program Payments 2-4.

AML	[***] upfront (prior to enrollment of first AML subject)***

[***] upon completion of Study with respect to AML subjects

***Program Payments budgeted for AML for ten (10) subjects. Costs for subjects enrolled beyond ten (10) subjects will be paid by Tokalas in the amount of [***] per subject. If MD Anderson enrolls fewer than 10 AML subjects, then the [***] payment will be reduced on a pro rata basis

Stage 4	Invoiced separately at cost using the rate charged by MD Anderson to its Investigators

B-1

Payment Obligation on

Successful Completion of

the Collaboration

Milestone	Milestone Payment

[***]	[***]

[***]	[***]

Such Milestone Payments will be paid within thirty [30] days of achievement of the applicable Milestone.

Notes:

[***] of the [***] payment for Stage 1 shall be paid by a grant from the Carson Sarcoma Foundation and [***] for Stages 2-3 combined shall be paid by a grant or directed donation from the Slifka Foundation.

B-2